Janus Aspen Series

Global Technology Portfolio

Supplement dated January 28, 2015
to Currently Effective Prospectuses

Effective January 28, 2015, Global Technology Portfolio’s (the “Portfolio”) secondary benchmark index changed from the MSCI World Information Technology Index to the MSCI All Country World Information Technology Index. The MSCI All Country World Information Technology Index is a capitalization weighted index that measures the performance of information technology securities from developed market countries and emerging market countries. The MSCI World Information Technology Index is a capitalization weighted index that measures the performance of information technology securities from developed market countries. Both indices include reinvestment of dividends, net of foreign withholding taxes. Janus Capital believes that the benchmark index change provides a more appropriate representation of the Portfolio’s investment strategy. The Portfolio will continue to retain the S&P 500® Index as its primary benchmark index.

The following information supplements the corresponding information found in the average annual total returns table for the Portfolio:

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	5 Years	10 Years	Since Inception (1/18/00)

Global Technology Portfolio

MSCI All Country World Information Technology Index	26.51%	19.68%	6.41%	−1.89%
(reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)

Please retain this Supplement with your records.